UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 20, 2010 (August 19, 2010)

AVENTINE RENEWABLE ENERGY HOLDINGS, INC.

(Exact name of registrant as specified in its Certificate of Incorporation)

Delaware	001-32922	05-0569368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 North Parkway Drive Pekin, Illinois	61554
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (309) 347-9200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

The information included or incorporated by reference in Item 2.03 of this Current Report on Form 8-K (this “Report”) is incorporated by reference into this Item 1.01 of this Report.

Item 2.03               Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 19, 2010, Aventine Renewable Energy Holdings, Inc. (the “Company”), sold $50,000,000 in aggregate principal amount of the Company’s 13% Senior Secured Notes due 2015 (the “Notes”), resulting in gross proceeds of $50,750,000 (excluding accrued interest on the Notes through the issue date).  The Notes were offered and sold in a transaction exempt from the registration requirements under the Securities Act of 1933, as amended (the “Securities Act”).  The Notes were sold to accredited investors within the meaning of Rule 501 of Regulation D of the Securities Act and/or qualified institutional buyers within the meaning of Rule 144A under the Securities Act.

The Notes are identical to, and are being issued pursuant to the same indenture, dated March 15, 2010, by and among the Company, each of the Company’s direct and indirect wholly-owned subsidiaries, as guarantors (the “Guarantors”), and Wilmington Trust FSB, as trustee and collateral agent, as the Company’s 13% Senior Secured Notes due 2015 issued on March 15, 2010, which were described in the Current Report on Form 8-K filed on March 19, 2010.

On August 19, 2010, the Company and the Guarantors on the one hand, and Brigade Capital Management, LLC (“Brigade”) and Senator Investment Group LP (“Senator”) on the other hand, entered into a Registration Rights Agreement with respect to the Notes (the “Registration Rights Agreement”).  The Registration Rights Agreement requires the Company to file with the SEC a registration statement with respect to an offer (the “Exchange Offer”) to exchange the Notes for new notes (the “Exchange Notes”) guaranteed by the Guarantors with terms substantially identical in all material respects to the Notes, no later than the 180th day following August 19, 2010, and to cause such registration statement to be declared effective no later than the 365th day from August 19, 2010 and to commence the Exchange Offer and to issue the Exchange Notes within 50 days thereafter, in accordance with the terms and conditions set forth therein.  The Registration Rights Agreement also requires the Company to file a resale registration statement for the Notes or the Exchange Notes under certain circumstances.  In the event that the Company and the Guarantors do not comply with their obligations under the Registration Rights Agreement, additional interest of 2.0% per annum may accrue on the Notes under certain circumstances.  Brigade and Senator are significant holders of the Company’s common stock and Notes.  Two of the Company’s directors, Carney Hawks and Douglas Silverman, are employees of Brigade and Senator, respectively.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated:  August 20, 2010

AVENTINE RENEWABLE ENERGY HOLDINGS, INC.

By:	/s/ William J. Brennan
Name:	William J. Brennan
Title:	Chief Accounting and Compliance Officer